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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 333-69507, 333-69513, 333-69514, and 333-70303).

                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada
March 26, 1999